                                                                   EXHIBIT 10.03

                              AT HOME CORPORATION

                     STOCK PURCHASE AND EXCHANGE AGREEMENT

                                August 1, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                                     Page
                                                                                     ----
1.   Purchase, Sale and Exchange of Stock...............................................
     1.1  Sale and Issuance of Series A Convertible Preferred...........................
          Stock and Series K Convertible Preferred Stock................................
     1.2  Exchange of Shares of Series T Preferred Stock for Series A Preferred.........
     1.3  Closing.......................................................................

2.   Representations, Warranties and Covenants of the Company...........................
     2.1  Organization, Good Standing and Qualification.................................
     2.2  Restated Certificate..........................................................
     2.3  Restated Bylaws...............................................................
     2.4  Capitalization................................................................
     2.5  Outstanding Securities........................................................
     2.6  Current Board.................................................................
     2.7  Subsidiaries..................................................................
     2.8  Authorization.................................................................
     2.9  Consents and Approvals; No Conflict...........................................
     2.10 Valid Issuance of Purchased and Conversion Shares.............................
     2.11 No Registration Required......................................................
     2.12 Litigation....................................................................
     2.13 Status of Proprietary Assets and Agreements...................................
     2.14 Registration Rights...........................................................
     2.15 Title to Property and Assets..................................................
     2.16 Financial Statements; Undisclosed Liabilities;................................
             No Material Adverse Changes................................................
     2.17 Disclosure....................................................................
     2.18 ERISA Plans...................................................................
     2.19 Tax Returns and Payments......................................................
     2.20 Labor Agreements and Actions..................................................
     2.21 Governmental Consents.........................................................
     2.22 Actions Requiring Certain Pre-Closing Consents................................
     2.23 Brokers or Finders............................................................
     2.24 Registration Rights Agreement.................................................
     2.25 Stockholders' Agreement.......................................................
     2.26 Reasonable Efforts............................................................
     2.27 Additional Issuances of Preferred Stock.......................................
     2.28 Voting Agreements.............................................................

3.   Representations, Warranties and Covenants of the Purchasers........................
     3.1  Experience....................................................................
     3.2  Investment....................................................................
     3.3  Accredited Purchaser Status...................................................
     3.4  Restricted Securities.........................................................

     3.5  Authorization...................................................................
     3.6  Consents and Approvals; No Conflict.............................................
     3.7  Disclosure of Information.......................................................
     3.8  Information Concerning Purchaser................................................
     3.9  Brokers or Finders..............................................................
     3.10 Registration Rights Agreement...................................................
     3.11 Stockholders' Agreement.........................................................
     3.12 Reasonable Efforts..............................................................

4.   Additional Representations of the KPCB Purchasers....................................

5.   Legends; Notations...................................................................

6.   Hart-Scott-Rodino Act................................................................

7.   Conditions to the Purchasers' Obligations at Closing.................................
     7.1  Correctness of Representations and Warranties...................................
     7.2  Performance of Agreements.......................................................
     7.3  Restated Certificate............................................................
     7.4  Restated Bylaws.................................................................
     7.5  Securities Exemption............................................................
     7.6  No Material Litigation..........................................................
     7.7  Government Approvals and Consents...............................................
     7.8  Proceedings and Documents.......................................................
     7.9  Board of Directors..............................................................
     7.10 Opinion of Company Counsel......................................................
     7.11 Stockholders' Agreement.........................................................
     7.12 Registration Rights Agreement...................................................
     7.13 Other...........................................................................
     7.14 Simultaneous Closing............................................................
     7.15 Delivery of Stock Certificates..................................................

8.   Conditions to Obligations of Comcast Sub and Cox Sub at Closing;.....................
      Covenants of TCI Sub and the KPCB Purchasers........................................

9.   Conditions to the Company's Obligations at Closing...................................
     9.1  Correctness of Representations and Warranties...................................
     9.2  Performance of Agreements.......................................................
     9.3  No Material Litigation..........................................................
     9.4  Restated Certificate............................................................
     9.5  Restated Bylaws.................................................................
     9.6  Securities Exemption............................................................
     9.7  Government Approvals and Consents...............................................
     9.8  Proceedings and Documents.......................................................
     9.9  Stockholders' Agreement.........................................................
     9.10 Registration Rights Agreement...................................................

     9.11 Simultaneous Closing...........................................................
     9.12 Payment of Purchase Price......................................................

10.  Miscellaneous.......................................................................
     10.1 Governing Law..................................................................
     10.2 Survival.......................................................................
     10.3 Successors and Assigns.........................................................
     10.4 Limitation on Rights of Others.................................................
     10.5 Entire Agreement; Amendment....................................................
     10.6 Notices, Etc...................................................................
     10.7 Delays or Omissions............................................................
     10.8 Expenses.......................................................................
     10.9 Counterparts...................................................................
     10.10 Severability..................................................................
     10.11 Obligations Several, Not Joint................................................

EXHIBITS
--------

Exhibit A            Certificate of Retirement

Exhibit B            Schedule of Exceptions

Exhibit C            Second Amended and Restated Certificate of Incorporation

Exhibit D            Amended and Restated Bylaws

Exhibit E            First Amended and Restated Registration Rights Agreement

Exhibit F            Financial Statements

Exhibit G            Amended and Restated Stockholders' Agreement

Exhibit H-1 and H-2  Opinions of Counsel

Exhibit I            Information Concerning Purchasers

Exhibit J            Purchasers' Affiliates

Exhibit K            Written Consent of Stockholders

SCHEDULES
---------

Schedule 3.6         Purchaser Consents, Approvals and Conflicts

                     STOCK PURCHASE AND EXCHANGE AGREEMENT
                     -------------------------------------

     THIS STOCK PURCHASE AND EXCHANGE AGREEMENT ("AGREEMENT") is made as of August 1, 1996, by and among AT HOME CORPORATION, a Delaware corporation (the "COMPANY"), TCI INTERNET HOLDINGS, INC., a Colorado corporation ("TCI SUB"), KLEINER, PERKINS, CAUFIELD & BYERS VII and KPCB INFORMATION SCIENCES ZAIBATSU FUND II, each a California limited partnership and James Clark (each, a "KPCB PURCHASER" and together, the "KPCB PURCHASERS"), COMCAST PC INVESTMENTS, INC., a Delaware corporation ("COMCAST SUB"), and COX TELEPORT PROVIDENCE, INC., a Delaware corporation ("COX SUB"). (Each of the KPCB Purchasers, TCI Sub, Comcast Sub and Cox Sub is referred to hereinafter separately as a "PURCHASER" or together as the "PURCHASERS".)

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Purchase, Sale and Exchange of Stock.
          ------------------------------------

          1.1  Sale and Issuance of Series AM, Series AT, Series AX and Series K
               -----------------------------------------------------------------
Convertible Preferred Stock.  Subject to the terms and conditions of this
---------------------------
Agreement, (a) the Company agrees to issue and sell to TCI Sub, and TCI Sub agrees to purchase from the Company, at the Closing, 783,000 shares of the Company's Series AT Convertible Participating Preferred Stock, par value $.01 per share (the "SERIES AT PREFERRED"), for an aggregate purchase price of $7,830,000, (b) the Company agrees to issue and sell to the KPCB Purchasers, and the KPCB Purchasers, jointly and severally, agree to purchase from the Company, at the Closing, an aggregate of 233,883 shares/*/ of the Company's Series K Convertible Participating Preferred Stock, par value $.01 per share (the "SERIES K PREFERRED"), for an aggregate purchase price of $2,338,830, (c) the Company agrees to issue and sell to Comcast Sub, and Comcast Sub agrees to purchase from the Company, at the Closing, 727,865 shares of the Company's Series AM Convertible Participating Preferred Stock, par value $.01 per share (the "SERIES AM PREFERRED") for an aggregate purchase price of $7,278,650, and (d) the Company agrees to issue and sell to Cox Sub, and Cox Sub agrees to purchase from the Company, at the Closing, 727,865 shares of the Company's Series AX Convertible Participating Preferred Stock, par value $.01 per share (the "SERIES AX PREFERRED") for an aggregate purchase price of $7,278,650. The Series AM Preferred, the Series AT Preferred and the Series AX Preferred are collectively referred to herein as the "SERIES A PREFERRED."

          1.2  Exchange of Shares of Series T Preferred Stock for Series AT
               ------------------------------------------------------------
Preferred.  Subject to the terms and conditions of this Agreement, the Company
---------
agrees to issue to TCI Sub, and TCI Sub agrees to acquire from the Company, at the Closing, 770,000 shares of Series AT Preferred in consideration of and in exchange for 770,000 shares/*/ of Series T Preferred Stock, par value $.01 per share ("SERIES T PREFERRED") owned by TCI Sub, which shares of Series T Preferred shall be canceled and shall not be reissued by the Company. Subsequent to the Closing, the Company shall promptly file a Certificate of Retirement in the form of Exhibit A attached hereto (the "CERTIFICATE OF
                          ---------
RETIREMENT") to reduce the number of authorized shares of Series T Preferred to 770,000 shares./*/ (The exchange of shares of Series T Preferred for shares

______________________

* After effecting a 10-to-1 reverse stock split of the Company's outstanding Series T Preferred and Series K Preferred by filing the Second Amended and Restated Certificate of Incorporation of the Company.

of Series AT Preferred by TCI Sub is referred to herein as the "TCI EXCHANGE." The shares of Series A Preferred and Series K Preferred being acquired pursuant to this Agreement are collectively referred to herein as the "PURCHASED SHARES.")

          1.3  Closing.  The closing of the purchase, sale and exchange of the
               -------
Purchased Shares (the "CLOSING") shall take place at the offices of Baker & Botts L.L.P., 599 Lexington Avenue, New York, New York, or such other place as the Company and the Purchasers shall mutually agree, at 10:00 a.m., local time, on a mutually agreed date occurring no later than the 10th day following the satisfaction or waiver of the conditions to Closing set forth in Sections 7, 8 and 9 hereof (other than any such conditions which are capable of being satisfied only as of the Closing), but in no event later than August 15, 1996. The date on which the Closing occurs is referred to herein as the "CLOSING DATE." At the Closing, the Company shall deliver (a) to TCI Sub a certificate or certificates registered in the name of TCI Sub representing 783,000 shares of Series AT Preferred against payment of the purchase price therefor in cash or by wire transfer in immediately available funds and a certificate or certificates registered in the name of TCI Sub representing 770,000 shares of Series AT Preferred against delivery of a certificate or certificates representing 770,000 shares of Series T Preferred duly endorsed for transfer or accompanied by a duly executed Stock Assignment Separate From Certificate, (b) to the KPCB Purchasers certificates registered in the name of the KPCB Purchasers representing an aggregate of 233,883 shares of Series K Preferred (in such relative amounts as the KPCB Purchasers may request) against payment of the purchase price therefor in cash or by wire transfer in immediately available funds, (c) to Comcast Sub a certificate or certificates registered in the name of Comcast Sub representing 727,865 shares of Series AM Preferred against payment of the purchase price therefor in cash or by wire transfer in immediately available funds, and (d) to Cox Sub a certificate or certificates registered in the name of Cox Sub representing 727,865 shares of Series AX Preferred against payment of the purchase price therefor in cash or by wire transfer in immediately available funds.

     2.   Representations, Warranties and Covenants of the Company.  The Company
          --------------------------------------------------------
hereby represents and warrants to, and covenants with, each of the Purchasers as follows, except as set forth in the Schedule of Exceptions ("SCHEDULE OF EXCEPTIONS") attached to this Agreement as Exhibit B (which Schedule of
                                           ---------
Exceptions shall be deemed to be representations and warranties to the Purchasers by the Company under this Section 2):

          2.1  Organization, Good Standing and Qualification.  The Company and
               ---------------------------------------------
the Subsidiary (as hereinafter defined) are corporations duly organized, validly existing and in good standing under the laws of the States of Delaware and California, respectively, and have all requisite corporate power and authority to carry on their respective businesses as currently conducted and as currently proposed to be conducted. The Company and the Subsidiary each have qualified to do business in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business, properties, prospects or financial condition of the Company and the Subsidiary taken as a whole. The Company has delivered to each of the Purchasers true and accurate copies of (i) the Company's Certificate of Incorporation and Bylaws, and (ii) the Subsidiary's Articles of Incorporation and Bylaws, each as amended through, and in effect on, the date hereof. Other than the filing of the Restated Certificate (as defined below) and the adoption of the Restated Bylaws (as defined below), there shall be no amendments to, or other actions taken with respect to, the Certificate of Incorporation or the Bylaws of the Company prior to the Closing.

          2.2  Restated Certificate.  The Board of Directors of the Company has
               --------------------
duly approved and adopted the Second Amended and Restated Certificate of Incorporation of the Company in the form attached hereto as Exhibit C (the
                                                            ---------
"RESTATED CERTIFICATE") pursuant to Section 242 of the Delaware General Corporation Law (the "DGCL") and has obtained or will obtain prior to the Closing the approval of the Restated Certificate by the required vote of the Company's stockholders.

          2.3  Restated Bylaws.  The Board of Directors of the Company has duly
               ---------------
approved and adopted the Amended and Restated Bylaws of the Company in the form attached hereto as Exhibit D (the "RESTATED BYLAWS") pursuant to Section 109 of
                   ---------
the DGCL and has obtained or will obtain prior to the Closing the approval of the Restated Bylaws by the required vote of the Company's stockholders.

          2.4  Capitalization.  Upon the filing of the Restated Certificate with
               --------------
the Secretary of State of Delaware, the authorized capital stock of the Company shall consist of 90,138,830 shares of common stock, par value $.01 per share (the "COMMON STOCK"), and 15,292,613 shares of preferred stock, par value $.01 per share ("PREFERRED STOCK"). The authorized shares of Common Stock shall be allocated as follows: (a) 75,000,000 shares shall be designated as "Series A Common Stock," (b) 7,700,000 shares shall be designated as "Series B Common Stock," and (c) 7,438,830 shares shall be designated as "Series K Common Stock." The authorized shares of Preferred Stock shall be allocated as follows: (i) 727,865 shares shall be designated as Series AM Preferred, (ii) 1,553,000 shares shall be designated as Series AT Preferred, (iii) 727,865 shares shall be designated as Series AX Preferred, (iv) 743,883 shares shall be designated as Series K Preferred, (v) 1,540,000 shares shall be designated as Series T Preferred and (vi) 10,000,000 shares shall be undesignated as to series and shall be issuable pursuant to authority granted in the Restated Certificate to the Board of Directors (the "SERIES PREFERRED STOCK"). Prior to the Closing, the Company shall have reserved and shall thereafter at all times keep reserved
(x) such number of shares of Series B Common Stock as is sufficient to provide for the conversion of the Series T Preferred outstanding from time to time, (y) such number of shares of Series K Common Stock as is sufficient to provide for the conversion of the Series K Preferred outstanding from time to time, and (z) such number of shares of Series A Common Stock as is sufficient to provide for the conversion of the Series A Preferred outstanding from time to time, the Series B Common Stock outstanding from time to time or issuable upon conversion of the Series T Preferred, and the Series K Common Stock outstanding from time to time or issuable upon conversion of the Series K Preferred. (The shares of Series A Common Stock, Series B Common Stock and Series K Common Stock issuable upon conversion of the Purchased Shares and the shares of Series A Common Stock issuable upon conversion of such shares of Series B Common Stock and Series K Common Stock are sometimes referred to herein as the "CONVERSION SHARES.") The authorized capital stock of the Subsidiary consists of 10,000,000 shares of common stock, without par value, and 5,000,000 shares of preferred stock, without par value.

          2.5  Outstanding Securities.  As of the date of this Agreement, the
               ----------------------
outstanding securities of the Company consist of 3,411,000 shares of Series A Common Stock, 5,100,000 shares of Series K Preferred (before effecting a 10-to-1 reverse stock split by filing the Restated Certificate), 15,400,000 shares of Series T Preferred (before effecting a 10-to-1 reverse stock split by filing the Restated Certificate) and options to purchase an aggregate of 1,865,750 shares of Series A Common Stock. The Company has reserved for issuance pursuant to its 1996

Incentive Stock Option Plan and its 1996 Incentive Stock Option Plan No. 2 (collectively, the "OPTION PLANS") an aggregate of 6,500,000 shares of Series A Common Stock for issuance to employees, officers, directors, consultants and independent contractors of the Company (less the number of shares of Series A
                                        ----
Common Stock purchased outside the Option Plans by employees, officers, directors, consultants and independent contractors of the Company, whether such purchases occur before and after the dates of the Plans, unless specifically provided otherwise in a resolution adopted by the Company's Board of Directors at the time it approves the sale of Series A Common Stock to such employee, officer, director, consultant or independent contractor, and plus the number of
                                                             ----
shares of Series A Common Stock repurchased by the Company upon termination of any such person's employment or service relationship with the Company or upon exercise of the Company's right of first refusal upon transfers by such persons); the number of shares available for issuance under the Option Plans as of the date of this Agreement is 1,144,250 shares. As of the date of this Agreement, the outstanding securities of the Subsidiary consist of one (1) share of common stock, which is owned by the Company. Except as expressly provided herein, in that certain August 29, 1995 Stockholders' Agreement among the Company, TCI Sub and the KPCB Purchasers, as amended as of May 9, 1996 (the "1995 STOCKHOLDERS' AGREEMENT"), in the Restated Certificate and in the other Transaction Agreements (as defined below), there are no other outstanding rights, options, warrants, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition from the Company or the Subsidiary of any securities of the Company or the Subsidiary nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights or rights of first refusal.

          2.6  Current Board.  Immediately prior to the Closing, the Company's
               --------------
Board of Directors consists of the following persons, each of whom has been duly elected or appointed in accordance with the Bylaws of the Company: L. John Doerr, Bruce Ravenel, Larry Romrell, Thomas A. Jermoluk, James Barksdale and William Randolph Hearst III; and the Subsidiary's Board of Directors consists of the following person who has been duly elected or appointed in accordance with the Bylaws of the Subsidiary: Thomas A. Jermoluk.

          2.7  Subsidiaries.  Except for its wholly-owned subsidiary athome.net,
               ------------
a California corporation (the "SUBSIDIARY"), the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association or other entity.

          2.8  Authorization.  The Company has full power and authority to
               -------------
execute, deliver and perform its obligations under each of this Agreement, the Registration Rights Agreement (as defined in Section 2.14 below), the Stockholders' Agreement (as defined in Section 2.25 below), and those provisions of Article VII of the Term Sheet, dated June 4, 1996, as amended as of the Closing Date, among the parties hereto and certain of their affiliates (the "TERM SHEET"), including any other provisions or definitions in other sections of the Term Sheet which are referenced in Article VII (such provisions are hereafter collectively the "MASTER DISTRIBUTION AGREEMENT"; provided that if the matters set forth in Article VII of the Term Sheet are superseded by a definitive agreement which is executed by the applicable parties to the Term Sheet, such definitive agreement will constitute the Master Distribution Agreement for all purposes hereunder) (the Registration Rights Agreement, the Stockholders' Agreement, the Master Distribution Agreement and this Agreement are hereinafter referred to collectively as the "TRANSACTION AGREEMENTS"). All corporate action on the part of the Company necessary for the authorization, execution and delivery of the Transaction Agreements and the performance of all obligations of the Company hereunder and thereunder has been taken or will be taken prior to Closing. Each of the Transaction Agreements, when executed and delivered by the Company, assuming the due execution and delivery thereof by the other parties hereto or thereto, shall constitute a valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to: (a) judicial principles limiting the availability of specific performance, injunctive relief and other equitable remedies, (b) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights, and (c) limitations on the enforceability of the indemnification and contribution provisions of the Registration Rights Agreement imposed by law or public policy.

          2.9  Consents and Approvals; No Conflict.  The execution, delivery and
               -----------------------------------
performance of each of the Transaction Agreements and the consummation of each of the transactions contemplated hereby and thereby (including the offering, sale and issuance of the Purchased Shares and the issuance of the Conversion Shares) do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or the Subsidiary's capital stock or assets pursuant to, (d) give any third party the right to accelerate any obligation under, (e) result in a violation of, or (f) require any order, qualification, waiver, permit, authorization, consent, approval, exemption or other action by or from, or any registration, notice, declaration, application or filing to or with, any court or administrative or governmental body pursuant to (i) the Restated Certificate or the Restated Bylaws of the Company or the Articles of Incorporation or the Bylaws of the Subsidiary, (ii) any agreement to which the Company or the Subsidiary is a party or is bound or to which either of their assets are subject or (iii) any law, statute, rule or regulation to which the Company or the Subsidiary is subject; provided, however, that with respect to clause (f) of
                       --------  -------
this Section 2.9, no representation or warranty is made as to any such requirements applicable to the Company as a result of the specific legal or regulatory status of any Purchaser (including without limitation any agreements between any Purchaser or its affiliate and any local or municipal government related to the provision of cable television services within a local area) or as a result of any other facts that specifically relate to any Purchaser, any business in which any such Purchaser has engaged or proposes to engage or any financing arrangements or transactions entered into or proposed to be entered into by or on behalf of any such Purchaser.

          2.10 Valid Issuance of Purchased and Conversion Shares.  The Purchased
               -------------------------------------------------
Shares, when issued, sold and delivered in accordance with the terms of this Agreement will be duly authorized, validly issued, fully paid and nonassessable, free of any liens, claims, charges, security interests, pledges or encumbrances of any kind (other than any of the foregoing created herein or by the applicable Purchaser or in the Stockholders' Agreement or the Master Distribution Agreement or as a result of applicable state and federal securities laws) and will possess all of the rights, privileges and preferences provided therefor in the Restated Certificate. The Conversion Shares will have been duly and validly reserved for issuance prior to the Closing and, upon issuance in accordance with the terms of the Restated Certificate, will be duly authorized, validly issued, fully paid and nonassessable, free of any liens, claims, charges, security interests, pledges or encumbrances of any kind (other than any of the foregoing created herein or by the applicable Purchaser, or in the Stockholders' Agreement or the Master Distribution Agreement or as a result of applicable state and federal securities laws) and will possess all of the rights and powers provided therefor in the Restated Certificate.

          2.11 No Registration Required.  Based in part on the representations
               ------------------------
made by the Purchasers in Section 3 hereof, the Purchased Shares and (assuming no change in applicable law and no unlawful distribution of Purchased Shares by Purchasers or other parties) the Conversion Shares will be issued in full compliance with the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT") and the registration and qualification requirements of the securities laws of the States of California, Colorado, Georgia and Delaware (provided that, with respect to
                                               -------- ----
the Conversion Shares, no commission or other remuneration is paid or given, directly or indirectly, for soliciting the issuance of Conversion Shares upon the conversion of the Purchased Shares and no additional consideration is paid for the Conversion Shares other than surrender of the applicable Purchased Shares upon conversion thereof in accordance with the Restated Certificate).

          2.12 Litigation.  There is no action, suit or proceeding pending or,
               ----------
to the best of the Company's knowledge, any investigation pending or any action, suit, proceeding or investigation threatened against, involving or affecting the Company or the Subsidiary or any of their respective properties, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against the Company or the Subsidiary, which questions the validity of any of the Transaction Agreements or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which could have, either individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), business, property, results of operations, assets or liabilities of the Company and the Subsidiary taken as a whole.

          2.13 Status of Proprietary Assets and Agreements.
               -------------------------------------------

               (a) Status. To the best of the Company's knowledge, the Company
                   ------
and the Subsidiary each have full title and ownership of, or are duly licensed under or otherwise have the right to use, all patents, patent applications, trademarks, service marks, trade names, copyrights, mask works, trade secrets, confidential and proprietary information, designs and proprietary rights used in their business as now conducted or as contemplated to be conducted (all of the foregoing collectively hereinafter referred to as the "PROPRIETARY ASSETS") without any conflict with or infringement of the rights of others. The Company has not received any written notice asserting that it or the Subsidiary is infringing any proprietary rights of any third party. Section 2.13(a) of the Schedule of Exceptions sets forth a list of all pending applications for and issued patents, trademark and service mark registrations and copyright registrations.

               (b) Licenses; Other Agreements Relating to Proprietary Assets.
                   ---------------------------------------------------------
Neither the Company nor the Subsidiary has granted any options, licenses or agreements relating to any Proprietary Asset of the Company or the Subsidiary, nor is the Company or the Subsidiary obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Proprietary Asset.

               (c) List of Other Agreements.  Section 2.13(c) of the Schedule of
                   ------------------------
Exceptions sets forth a complete list of all contracts, leases, licenses and other agreements to which the Company or the Subsidiary is a party or by which either of them is bound ("LISTED AGREEMENTS"); provided that for purposes of
                                               --------
this Section 2.13(c) only, no agreement, other than a .Com Agreement or Promotional Agreement (each as defined in the Restated Certificate), that involves the receipt or payment of funds by the Company or the Subsidiary or a liability, contingent or otherwise, of the Company or the Subsidiary, in the amount of $100,000 or less will be required to be listed on Section 2.13(c) of the Schedule of Exceptions.
Section 2.13(c) of the Schedule of Exceptions separately identifies those Listed Agreements entered into in respect of a Related Party Transaction (as defined in the Restated Certificate).

          2.14  Registration Rights.  Except as provided in the First Amended
                -------------------
and Restated Registration Rights Agreement, in the form of Exhibit E attached
                                                           ---------
hereto (the "REGISTRATION RIGHTS AGREEMENT") to be entered into at or prior to the Closing and except as provided in that certain August 29, 1995 Registration Rights Agreement, as amended as of May 9, 1996, which is to be replaced and superseded in its entirety by the Registration Rights Agreement, neither the Company nor the Subsidiary has granted or agreed to grant to any person or entity any rights (including piggyback registration rights) to have any securities of the Company or the Subsidiary registered with the United States Securities and Exchange Commission ("SEC") or any other governmental authority.

          2.15  Title to Property and Assets.  The properties and assets the
                ----------------------------
Company or the Subsidiary owns are owned by the Company or the Subsidiary, respectively, free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not materially affect properties and assets of the Company and the Subsidiary taken as a whole. With respect to the property and assets they lease, the Company and the Subsidiary each have a valid leasehold interest in such property and assets and are in material compliance with such leases.

          2.16  Financial Statements; Undisclosed Liabilities; No Material
                ----------------------------------------------------------
                Adverse Changes.
                ---------------

                (a) Financial Statements. Attached to this Agreement as Exhibit
                    --------------------                                -------
F is an unaudited consolidated balance sheet of the Company dated June 30, 1996
-
(the "BALANCE SHEET DATE") and an unaudited consolidated income statement of the Company for the six-month period ended June 30, 1996 (such consolidated financial statements being collectively referred to herein as the "FINANCIAL STATEMENTS"). The Financial Statements (a) are in accordance with the books and records of the Company, (b) are true, correct and complete and present fairly the financial condition of the Company at the date or dates therein indicated and the results of operations for the period or periods therein specified, and
(c) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except for the omission of notes thereto and normal year-end audit adjustments.

                (b) No Material Undisclosed Liabilities. Neither the Company nor
                    -----------------------------------
the Subsidiary has any liability, contingent or otherwise, that is material to the financial condition of the Company and the Subsidiary taken as a whole, which is not reflected on or provided for in the Financial Statements, except as set forth on the Schedule of Exceptions.

                (c) No Material Adverse Changes. Since the Balance Sheet Date,
                    ---------------------------
there has not been any event or change which materially and adversely affects the financial condition of the Company and the Subsidiary taken as a whole, except that, since the Balance Sheet Date, the Company has continued to incur substantial expenses and operating losses in the ordinary course of its business.

         2.17   Disclosure.  The representations and warranties made by the
                ----------
Company in this Agreement, including the Exhibits hereto and the Schedule of Exceptions (when read together), do not contain any untrue statement of a material fact and do not omit to state a material fact necessary to make the statements herein as a whole not misleading.

          2.18  ERISA Plans.  Neither the Company nor the Subsidiary has any
                -----------
Employee Pension Benefit Plan as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended.

          2.19  Tax Returns and Payments.  The Company and the Subsidiary have
                ------------------------
timely filed all tax returns and reports required by law and have never been audited by any state or federal taxing authority. All tax returns and reports of the Company and the Subsidiary are true and correct in all material respects. All taxes shown on such returns as due have been paid.

          2.20  Labor Agreements and Actions.  Neither the Company nor the
                ----------------------------
Subsidiary is bound by or subject to any contract, commitment or arrangement with any labor union, and to the Company's best knowledge, no labor union has requested, sought or attempted to represent any employees, representatives or agents of the Company or the Subsidiary. There is no strike or other labor dispute involving the Company or the Subsidiary pending nor, to the Company's best knowledge, threatened, nor is the Company aware of any labor organization activity involving its or the Subsidiary's employees. Neither the Company nor the Subsidiary has committed any unfair labor practice.

          2.21  Governmental Consents.  No consent, approval, order or
                ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company or the Subsidiary is required in connection with the consummation of the transactions contemplated by this Agreement, except for: (i) the filing of
                                                 ------ ---
a Notice of Transaction pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder (the "CALIFORNIA SECURITIES LAW"), which filing will be effected within the time prescribed by law; (ii) such other qualifications or filings under the Securities Act and the regulations thereunder and all other applicable securities laws as may be required in connection with the transactions contemplated by this Agreement, including, without limitation, filings under state "blue sky" securities laws in connection with the conversion of the Purchased Shares and issuance of the Conversion Shares; and (iii) any agreements between any Purchaser or its affiliates and any local or municipal government related to the provision of cable television services within a local area. All such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

          2.22  Actions Requiring Certain Pre-Closing Consents.  No actions have
                ----------------------------------------------
been taken on or after June 4, 1996 and prior to the Closing by the Company or the Subsidiary (other than adoption and approval of the Restated Certificate and Restated Bylaws and the other Transaction Agreements) that, if taken after the Closing, would have required the consent or approval of (a) either or both of Comcast Sub and Cox Sub (as if the Closing had occurred and such Purchaser(s) were then stockholders of the Company) or (b) the .Com Committee (as defined in the Restated Certificate), unless such pre-Closing action was consented to or approved by such of TCI Sub, the KPCB Purchasers, Comcast Sub and/or Cox Sub (or their respective designees on the Company's Board of Directors) or by the .Com Committee as would have been required had the Closing already occurred.

          2.23  Brokers or Finders.  There is no investment banker, broker,
                ------------------
agent, financial advisor or other person or entity which has been retained by or is authorized to act on behalf of the Company who is or will be entitled to any fee, commission, reimbursement of expenses or other similar charge upon consummation of or otherwise in connection with this Agreement or any of the transactions contemplated hereby. The Company agrees to indemnify and hold each of the Purchasers harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions, expenses or claims (including the costs, expenses and legal fees of defending against such liability) for which the Company or the Subsidiary, or any of the employees or representatives thereof, is responsible.

          2.24  Registration Rights Agreement.  Subject to fulfillment of the
                -----------------------------
applicable conditions to Closing, the Company agrees to enter into the Registration Rights Agreement in the form attached hereto as Exhibit E at or
                                                             ---------
prior to the Closing.

          2.25  Stockholders' Agreement.  Subject to fulfillment of the
                -----------------------
applicable conditions to Closing, the Company agrees to enter into the Amended and Restated Stockholders' Agreement in the form attached hereto as Exhibit G
                                                                    ---------
(the "STOCKHOLDERS' AGREEMENT") at or prior to the Closing.

          2.26  Reasonable Efforts.  The Company agrees to use its commercially
                ------------------
reasonable efforts to cause each condition to the Closing set forth in Sections 7 and 8 hereof, insofar as satisfaction of such condition requires any action by or otherwise is in the control of the Company, to be satisfied as soon as reasonably practicable and, in general, to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as reasonably practicable the purchase and sale of the Purchased Shares in accordance with the terms of this Agreement.

          2.27  [Intentionally omitted]

          2.28  Voting Agreements.  In consideration of the purchase of the
                -----------------
Purchased Shares by the Purchasers, the Company hereby covenants and agrees that it will cause at any time and from time to time those officers and directors of the Company holding not less than 50.1% of the outstanding shares of Series A Common Stock (other than shares issued upon conversion of shares of Series A Preferred, Series K Preferred, Series T Preferred, Series B Common Stock or Series K Common Stock), to enter into a written agreement providing that with respect to any matter upon which the separate vote of the holders of the Company's Series A Common Stock is required under Section 242(b) of the Delaware General Corporation law prior to the closing of the Company's initial public offering of Series A Common Stock pursuant to a registration statement filed with and declared effective by the SEC (the "COMPANY IPO"), each such individual will cast all votes attributable to his shares in the same proportion as the holders of the Company's outstanding shares of Series A, Series K and Series T Preferred Stock cast their votes upon such matter, or, if there are no shares of such Preferred Stock outstanding, in the same manner as the holders of the Company's outstanding shares of Series B Common Stock cast their votes upon such matter. Such agreements shall further provide that the obligations described in this Section shall be binding on any transferee to whom the shares of Series A Common Stock are transferred by such individual or any subsequent transferee and that, as a condition of any transfer of the shares prior to the Company IPO, such individual shall require any transferee, and any such transferee shall require his transferee, to agree to be bound by the provisions of such agreement in the same manner as such individual is bound.

     3.   Representations, Warranties and Covenants of the Purchasers.  Each
          -----------------------------------------------------------
Purchaser, on behalf of itself and not jointly with the other Purchasers, hereby represents and warrants to, and covenants with, the Company as follows:

          3.1   Experience.  Such Purchaser is experienced in evaluating start-
                ----------
up companies such as the Company, and has such knowledge and experience in financial and business matters to enable such Purchaser to evaluate the merits and risks of such Purchaser's prospective investment in the Company, and such Purchaser has the ability to bear the economic risks of such investment.

          3.2   Investment. Such Purchaser is acquiring the Purchased Shares and
                ----------
any Conversion Shares solely for the purpose of investment for such Purchaser's own account, not as a nominee or agent, and not with a view to, or for offer or sale in connection with, any distribution thereof in any transaction which would be in violation of the securities laws of the United States of America or any state thereof. Such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Purchased Shares or the Conversion Shares. Such Purchaser understands that the Purchased Shares and the Conversion Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

          3.3   Accredited Purchaser Status.  Such Purchaser is an "accredited
                ---------------------------
investor" within the meaning of Regulation D promulgated under the 1933 Act.

          3.4   Restricted Securities.   Such Purchaser understands that the
                ---------------------
Purchased Shares and any Conversion Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or the availability of an exemption therefrom, and that in the absence of an effective registration statement covering such stock or an available exemption from registration, the Purchased Shares and any Conversion Shares must be held indefinitely. In the absence of an effective registration statement under the Securities Act with respect to the Purchased Shares or any Conversion Shares such Purchaser shall notify the Company of any proposed disposition by such Purchaser of any Purchased Shares or any Conversion Shares, shall furnish the Company with a statement of the circumstances surrounding the proposed disposition and, if reasonably requested by the Company, shall furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require the registration of such Purchased Shares or such Conversion Shares under the Securities Act. Such Purchaser shall not sell, transfer or otherwise dispose of any Purchased Shares or any Conversion Shares except in a manner fully consistent with its representations contained in this
Section 3 and otherwise in full compliance with the terms and conditions of this Agreement and the Stockholders' Agreement and the provisions of applicable law. Such Purchaser understands that no public market now exists for any of the Purchased Shares and that the Company is under no obligation to register any of the securities sold hereunder except as provided in the Registration Rights Agreement.

          3.5   Authorization.  Such Purchaser is a corporation or partnership
                -------------
duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full power and authority to execute, deliver and perform its obligations under each of the Transaction Agreements to which it is a party. Such Purchaser has taken all corporate or partnership action necessary to authorize the execution, delivery and performance of its obligations under each of the Transaction Agreements to which it is a party, and each such Transaction Agreement, when executed and delivered by such Purchaser, assuming the due execution and delivery thereof by the other parties hereto or thereto, shall constitute a valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, subject to: (i) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief, and other equitable remedies; and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

          3.6   Consents and Approvals; No Conflict.  Except as set forth on
                -----------------------------------
Schedule 3.6 and except as could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on such Purchaser, the execution, delivery and performance of each of the Transaction Agreements to which such Purchaser is a party and the consummation of each of the transactions contemplated hereby or thereby do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon any material properties or assets pursuant to, (d) give any third party the right to accelerate any obligation under, (e) result in a violation of, or (f) require any order, qualification, waiver, permit, authorization, consent, approval, exemption or other action by or from, or any registration, notice, declaration, application or filing to or with, any court or administrative or governmental body pursuant to (i) the Certificate (or Articles) of Incorporation, Bylaws, partnership agreement (or other governing documents) of such Purchaser, (ii) any agreement to which such Purchaser is a party or is bound or to which its assets are subject or (iii) any law, statute, rule or regulation to which such Purchaser is subject; provided, however, that
                                                       --------  -------
with respect to clause (f) of this Section 3.6, no representation or warranty is made as to any such requirements applicable to such Purchaser as a result of the specific legal or regulatory status of any other party to this Agreement (including without limitation any agreements between any Purchaser or its affiliates and any local or municipal government related to the provision of cable television services within a local area) or as a result of any other facts that specifically relate to any such other party, any business in which any such other party has engaged or proposes to engage or any financing arrangements or transactions entered into or proposed to be entered into by or on behalf of any such other party.

          3.7   Disclosure of Information.  Such Purchaser has received or has
                -------------------------
had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares to be purchased by such Purchaser under this Agreement. Such Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Purchased Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Purchaser or to which such Purchaser had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 2.

          3.8   Information Concerning Purchaser.  Exhibit I hereto sets forth
                --------------------------------   ---------
such Purchaser's jurisdiction of organization, the location of said Purchaser's principal office and the jurisdiction in which such Purchaser will accept the Company's offer to sell the Purchased Shares and will purchase the Purchased Shares. Exhibit J also sets forth for each Purchaser (i) the
         ---------

Purchaser's Parent and Ultimate Parent (each as defined in the Stockholders' Agreement), (ii) if applicable, the Purchaser's Cable Parent (as defined in the Stockholders' Agreement) and (iii) the ownership relationship among the Purchaser, its Parent, its Ultimate Parent and its Cable Parent, if any.

          3.9   Brokers or Finders.  There is no investment banker, broker,
                ------------------
agent, financial advisor or other person or entity which has been retained by or is authorized to act on behalf of such Purchaser who is or will be entitled to any fee, commission, reimbursement of expenses or other similar charge upon consummation of or otherwise in connection with this Agreement or any of the transactions contemplated hereby. Such Purchaser agrees to indemnify and hold harmless the Company from and against any and all claims, liabilities or obligations with respect to any such fees, commissions, expenses or claims (including the costs, expenses and legal fees of defending against such liability) for which such Purchaser, or any of its partners, employees or representatives, is responsible.

          3.10  Registration Rights Agreement.  Subject to fulfillment of the
                -----------------------------
applicable conditions to Closing, such Purchaser agrees to enter into the Registration Rights Agreement in the form attached hereto as Exhibit E at or
                                                             ---------
prior to the Closing.

          3.11  Stockholders' Agreement.  Subject to fulfillment of the
                -----------------------
applicable conditions to Closing, such Purchaser agrees to enter into the Stockholders' Agreement in the form attached hereto as Exhibit G at or prior to
                                                       ---------
the Closing.

          3.12  Reasonable Efforts.  Such Purchaser agrees to use its
                ------------------
commercially reasonable efforts to cause each condition to the Closing set forth in Section 9 hereof, insofar as satisfaction of such condition requires any action by or otherwise is in the control of such Purchaser, to be satisfied as soon as reasonably practicable and, in general, to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as reasonably practicable the purchase and sale of the Purchased Shares in accordance with the terms of this Agreement.

     4.   Additional Representation of the KPCB Purchasers.  Each KPCB Purchaser
          ------------------------------------------------
represents and warrants that KPCB VII Associates, a California limited partnership (the "KPCB PARTNER"), is a general partner of each of the KPCB Purchasers that is a partnership and that each of L. John Doerr and William Randolph Hearst III is a general partner of the KPCB Partner.

     5.   Legends; Notations.  The certificates evidencing the Purchased Shares
          ------------------
or any Conversion Shares shall be endorsed with the legends set forth below:

               (a) a conspicuously noted legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANS FERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER

DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT AND SUCH LAWS";

               (b)  any legend required by any applicable state securities law;
and

               (c) a conspicuously noted legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THAT CERTAIN STOCKHOLDERS' AGREEMENT AND THAT CERTAIN STOCK PURCHASE AND EXCHANGE AGREEMENT, EACH DATED AS OF AUGUST 1, 1996 AMONG THE COMPANY AND THE OTHER PARTIES THERETO CONTAINING, AMONG OTHER THINGS, RESTRICTIONS ON THE SALE, TRANSFER OR OTHER DISPOSITION OF SUCH SECURITIES AND RESTRICTIONS UPON AND COMMITMENTS TO VOTE ON CERTAIN MATTERS. A COUNTERPART OF EACH SUCH AGREEMENT HAS BEEN DEPOSITED WITH THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS, AND THE COMPANY SHALL FURNISH A COPY OF EACH SUCH AGREEMENT TO THE RECORD HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST."

          The Company shall make a notation on its stock books regarding the restrictions on transfer of the Purchased Shares and any Conversion Shares and will transfer securities on the books of the Company only to the extent not inconsistent therewith.

     6.   Hart-Scott-Rodino Act.  If any Purchaser reasonably believes that its
          ---------------------
conversion of the Purchased Shares would be subject to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations thereunder (the "HSR ACT AND RULES") prior to such conversion and following such Purchaser's notice to the Company of such Purchaser's intention to convert, the Company and such Purchaser shall promptly comply with any applicable requirements under the HSR Act and Rules relating to filing and furnishing of information (the "HSR REPORT") to the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice. Without limiting the foregoing, such Purchaser and the Company shall file the HSR Report and take all other action required by the HSR Act and Rules and shall use their respective commercially reasonable efforts to (a) coordinate with respect to the filing of the HSR Reports of such Purchaser and the Company (and exchanging drafts thereof), so as to present all required HSR Reports to the FTC and the Department of Justice at the time selected by such Purchaser, and to avoid substantial errors or inconsistencies among such HSR Reports in the description of the transaction, (b) comply with any additional request for documents or information made by the FTC or the Department of Justice or by a court and to assist the other parties to so comply and (c) cause all persons which are part of the same "person" (as defined for purposes of the HSR Act and Rules) as the Company to cooperate and assist in such filing and compliance. Each of the Company and such Purchaser shall bear and pay any costs or expenses that it incurs in complying with this Section 6.

     7.   Conditions to the Purchasers' Obligations at Closing.  The obligation
          ----------------------------------------------------
of each Purchaser to purchase and/or acquire Purchased Shares at the Closing is several and not joint and such obligation is subject to the satisfaction, at or prior to the Closing, of each of the following conditions, any of which may be waived by a Purchaser by written notice to the Company pursuant to Section 10.6 of this Agreement, but any such waiver shall not be effective against a Purchaser unless consented to by such Purchaser:

          7.1   Correctness of Representations and Warranties.  The
                ---------------------------------------------
representations and warranties of the Company set forth in this Agreement shall, if specifically qualified by materiality, be true and correct and, if not so qualified, be true and correct in all material respects in each case as of the date of this Agreement and as of the Closing Date with the same effect as if made on and as of the Closing Date, and such Purchaser shall have received a certificate to such effect from the Company, signed by its duly authorized officer.

          7.2   Performance of Agreements.  Each other party to this Agreement
                -------------------------
shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date, and such Purchaser shall have received a certificate to such effect from each such party, signed by its duly authorized officer.

          7.3   Restated Certificate.  The Restated Certificate shall have been
                --------------------
duly adopted by the Company by all necessary corporate action of its Board of Directors and stockholders, and shall have been duly filed with and accepted by the Secretary of State of the State of Delaware and shall be in full force and effect under the DGCL.

          7.4   Restated Bylaws.  The Restated Bylaws shall have been duly
                ---------------
adopted by the Company by all necessary corporate action of its Board of Directors and stockholders and shall be in full force and effect under the DGCL.

          7.5   Securities Exemption.  The offer and sale of the Purchased
                --------------------
Shares to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, the qualification requirements of the California Securities Law and the registration and/or qualification requirements of all other applicable state securities laws.

          7.6   No Material Litigation.  There shall not be pending on the
                ----------------------
Closing Date any lawsuit, claim, proceeding or other legal action by or before any court or other regulatory, administrative or governmental authority that seeks to restrain, restrict or prohibit or impose substantial penalties or damages with respect to (or any other materially adverse relief or remedy in connection with), and there shall not be in effect on the Closing Date any injunction or other order of any governmental authority or arbitration panel that restrains, restricts, prohibits or imposes substantial penalties or damages with respect to (or any other materially adverse relief or remedy in connection with), the consummation of any of the transactions contemplated hereby or by any of the other Transaction Agreements.

          7.7   Government Approvals and Consents.  All governmental consents
                ---------------------------------
required in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained and shall be in full force and effect and all governmental filings required in connection with the consummation of the transactions contemplated by this Agreement shall have been made, and all waiting periods, if any, applicable to the consummation of such transactions imposed by any governmental entity shall have expired, other than those which, if not obtained, in force or effect, made or expired (as the case may be) would not, whether individually or in the aggregate, have a material adverse effect on the transactions contemplated by this Agreement.

          7.8   Proceedings and Documents.  All corporate and other proceedings
                -------------------------
in connection with the transactions contemplated hereby at the Closing, and all documents and instruments incident to these transactions, shall be reasonably satisfactory in substance to such Purchaser and its counsel and each Purchaser shall have received all such counterpart originals and certified or other copies of such documents as such Purchaser may reasonably request. Such documents shall include (but not be limited to) the following:

                (a) Certified Charter Documents. A copy of the Restated
                    ---------------------------
Certificate and the Restated Bylaws of the Company (as amended through the date of the Closing), certified by the Secretary of the Company as true and correct copies thereof as of the Closing.

                (b) Corporate Actions.  A copy of the resolutions of the Board
                    -----------------
of Directors and the stockholders of the Company evidencing the adoption and approval of the Restated Certificate and the Restated Bylaws, the authorization of issuance and sale of the Purchased Shares, the approval of this Agreement and the other Transaction Agreements, and the other matters contemplated hereby and thereby.

                (c) Good Standing Certificates. Certificates of corporate
                    --------------------------
standing issued by the Secretary of State of the States of California and Delaware.

          7.9   Board of Directors.  At the Closing, the authorized number of
                ------------------
directors of the Company shall be nine, and the holders of each series of Convertible Preferred Stock shall have the right to elect its director by executing the written consent of stockholders in substantially the form attached hereto as Exhibit K.
          ---------

          7.10  Opinion of Company Counsel.  Each Purchaser shall have received
                --------------------------
an opinion from Fenwick & West LLP, counsel for the Company, dated as of the date of the Closing, in the form attached hereto as Exhibit H-1 and an opinion
                                                    -----------
from Richards, Layton & Finger, P.A., special counsel to the Company in Delaware, dated as of the date of the Closing, in the form attached hereto as Exhibit H-2.
-----------

          7.11  Stockholders' Agreement.  The Company and each Purchaser (other
                -----------------------
than the Purchaser whose obligation to perform is dependent upon satisfaction of such condition) shall have executed and delivered the Stockholders' Agreement.

          7.12  Registration Rights Agreement.  The Company and each Purchaser
                -----------------------------
(other than the Purchaser whose obligation to perform is dependent upon satisfaction of such condition) shall have executed and delivered the Registration Rights Agreement.

          7.13  Other.  Each Purchaser shall be reasonably satisfied that all
                -----
conditions to (a) the other Purchasers' obligation to purchase and pay for the Purchased Shares to be purchased by such other Purchasers, and (b) the Company's obligation to sell the Purchased Shares to be sold to the other Purchasers, shall have been satisfied or waived.

          7.14  Simultaneous Closing.  All Purchasers shall perform all of their
                --------------------
respective covenants and obligations required to be performed under this Agreement on or before the Closing and shall purchase and pay for the respective Purchased Shares to be purchased by each Purchaser simultaneously with the purchase of and payment for the Purchased Shares to be purchased by the other Purchasers.

          7.15      Delivery of Stock Certificates.  The Company shall have
                    ------------------------------
delivered to each Purchaser the stock certificate specified for such Purchaser in Section 1.1 and/or Section 1.2.

     8.   Condition to Obligations of Comcast Sub and Cox Sub at Closing;
          ---------------------------------------------------------------
Covenants of TCI Sub and the KPCB Purchasers.  Comcast Sub and Cox Sub hereby
--------------------------------------------
consent to and approve each of the actions set forth in Section 2.22 of the Schedule of Exceptions. On or before the Closing, any preemptive rights, rights of first refusal and other rights (including but not limited to, the right to receive notice of the transactions contemplated by this Agreement) of TCI Sub, and the KPCB Partner and the KPCB Purchasers, and their respective Stockholder Groups (as defined in the Stockholders' Agreement) under the Stockholders' Agreement, dated as of August 29, 1995, among the Company, the KPCB Partner, the KPCB Purchasers, and TCI Sub, as amended as of May 9, 1996, or otherwise, shall have been waived as and to the extent such rights apply to the TCI Exchange and the issuance and sale of the Purchased Shares and the Conversion Shares hereunder and the other transactions contemplated hereby.

     9.   Conditions to the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to issue and sell the Purchased Shares to the Purchasers at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

          9.1       Correctness of Representations and Warranties.  The
                    ---------------------------------------------
representations and warranties of the Purchasers contained in this Agreement shall, if specifically qualified by materiality, be true and correct and, if not so qualified, be true and correct in all material respects in each case as of the date of this Agreement and as of the Closing Date with the same effect as if made on and as of the Closing Date, and the Company shall have received a certificate to such effect from each Purchaser, signed by its duly authorized officer.

          9.2       Performance of Agreements.  The Purchasers shall have
                    -------------------------
performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing Date, and the Company shall have received a certificate to such effect from each Purchaser, signed by its duly authorized officer.

          9.3       No Material Litigation.  There shall not be pending on the
                    ----------------------
Closing Date any lawsuit, claim, proceeding or other legal action by or before any court or other regulatory, administrative or governmental authority that seeks to restrain, restrict or prohibit or impose substantial penalties or damages with respect to (or any other materially adverse relief or remedy in connection with), and there shall not be in effect on the Closing Date any injunction or other order of any governmental authority or arbitration panel that restrains, restricts, prohibits or imposes substantial penalties or damages with respect to (or any other materially adverse relief or remedy in connection with), the consummation of any of the transactions contemplated hereby or by any of the other Transaction Agreements.

          9.4       Restated Certificate.  The Restated Certificate shall have
                    --------------------
been duly adopted by the Company by all necessary corporate action of its Board of Directors and stockholders and shall have been duly filed with and accepted by the Secretary of State of the State of Delaware and shall be in full force and effect under the DGCL.

          9.5       Restated Bylaws.  The Restated Bylaws shall have been duly
                    ---------------
adopted by the Company by all necessary corporate action of its Board of Directors and stockholders and shall be in full force and effect under the DGCL.

          9.6       Securities Exemption.  The offer and sale of the Purchased
                    --------------------
Shares to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, the qualification requirements of the California Securities Law and the registration and/or qualification requirements of all other applicable state securities laws, provided that the Company shall be obligated to use its commercially reasonable efforts to make all filings and take all such other actions required to perfect such exemptions.

          9.7       Government Approvals and Consents.  All governmental
                    ---------------------------------
consents required in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained and shall be in full force and effect and all governmental filings required in connection with the consummation of the transactions contemplated by this Agreement shall have been made, and all waiting periods, if any, applicable to the consummation of such transactions imposed by any governmental entity shall have expired, other than those which, if not obtained, in force or effect, made or expired (as the case may be) would not, whether individually or in the aggregate, have a material adverse effect on the transactions contemplated by this Agreement.

          9.8       Proceedings and Documents.  All corporate and other
                    -------------------------
proceedings in connection with the transactions contemplated hereby at the Closing, and all documents and instruments incident to these transactions, shall be reasonably satisfactory in substance to the Company and its counsel and they shall each have received all such counterpart originals and certified or other copies of such documents as they may reasonably request.

          9.9       Stockholders' Agreement.  The Stockholders' Agreement shall
                    -----------------------
have been duly executed and delivered by each party thereto other than the Company.

          9.10      Registration Rights Agreement.  The Registration Rights
                    -----------------------------
Agreement shall have been duly executed and delivered by each party thereto other than the Company.

          9.11      Simultaneous Closing.  All Purchasers shall perform all of
                    --------------------
their respective covenants and obligations required to be performed under this Agreement on or before the Closing and shall purchase and pay for the respective Purchased Shares to be purchased by each such Purchaser simultaneously with the purchase of and payment for the Purchased Shares to be purchased by the other Purchasers.

          9.12      Payment of Purchase Price.  Each Purchaser shall have
                    -------------------------
delivered to the Company the purchase price specified for such Purchaser in
Section 1.1 and TCI Sub shall have delivered the consideration described in
Section 1.2 with respect to the TCI Exchange.

     10.  Miscellaneous.
          -------------

          10.1      Governing Law.  This Agreement shall be governed by, and
                    -------------
construed in accordance with, in all respects the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

          10.2      Survival.  The representations and warranties made herein
                    --------
shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby for a period of fifteen (15) months after the Closing.

          10.3      Successors and Assigns.  Neither this Agreement nor any of
                    ----------------------
the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of each of the other parties hereto. Any assignment or delegation in contravention of this Agreement shall be void and shall not relieve the assigning or delegating party of any obligation hereunder. Subject to the foregoing provisions of this Section 10.3, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

          10.4      Limitation on Rights of Others.  Nothing in this Agreement,
                    ------------------------------
whether express or implied, shall be construed to give any person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement.

          10.5      Entire Agreement; Amendment.  This Agreement and the other
                    ---------------------------
Transaction Agreements supersede the provisions of the Term Sheet except as specified in the Stockholders' Agreement. This Agreement, the other Transaction Agreements and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersede all prior agreements and understandings, both written and oral, among the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

          10.6      Notices, Etc.  All notices and other communications required
                    ------------
or permitted to be given by any provision of this Agreement shall be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested) or sent by hand or overnight courier, or by facsimile transmission (with acknowledgment received), charges prepaid and addressed to the intended recipient as follows, or to such other address or number as may be specified from time to time by like notice to the parties:

                    (a)  If to TCI Sub:
                         -------------

                         TCI Internet Holdings, Inc.
                         5750 DTC Parkway
                         Englewood, CO 80111
                         Telecopy: (303) 712-5707
                              Attention: Bruce W. Ravenel
                                         President

                         with copies to:

                         Baker & Botts, L.L.P.
                         599 Lexington Avenue
                         New York, New York  10022
                         Telecopy:  (212) 705-5125
                         Attention:  Frederick H. McGrath, Esq.

                    (b)  If to the KPCB Purchasers:
                         -------------------------

                         Kleiner Perkins Caufield & Byers

                         2750 Sand Hill Road
                         Menlo Park, CA  94025
                         Telecopy: (415) 233-0323
                         Attention: L. John Doerr

                         with copies to:

                         Wilson Sonsini Goodrich & Rosati

                         650 Page Mill Road
                         Palo Alto, CA  94304
                         Telecopy: (415) 496-4092
                         Attention: Allen Morgan, Esq.

                    (c)  If to Comcast Sub:
                         -----------------

                         Comcast PC Investments, Inc.

                         1105 North Market Street
                         Suite 1219
                         Wilmington, DE 19801
                         Telecopy: (302) 427-7664
                         Attention:  General Counsel

                                  with copies to:

                         Comcast Corporation

                         1500 Market Street
                         Philadelphia, PA  19102-2148
                         Telecopy: (215) 981-7794
                         Attention: Robert S. Pick,
                                  Vice President

                         and to:

                         Wolf, Block, Schorr and Solis-Cohen
                         Packard Building, 7th Floor
                         15th and Chestnut Streets
                         Philadelphia, PA  19012
                         Telecopy: (215) 977-2334
                         Attention: Jason M. Shargel, Esq.

                    (d)  If to Cox Sub:
                         -------------

                         Cox Teleport Providence, Inc.

                         c/o:  Cox Communications, Inc.
                         1400 Lake Hearn Drive, NE
                         Atlanta, GA  30319
                         Telecopy: (404) 843-6352
                         Attention: David M. Woodrow
                                    Senior Vice President

                         with copies to:

                         Dow Lohnes & Albertson P.L.L.C.

                         1200 New Hampshire Ave., N.W.
                         Suite 800
                         Washington, D.C.  20036
                         Telecopy: (202) 776-2222
                         Attention: Stuart A. Sheldon, Esq.

                    (e)  If to the Company:
                         -----------------

                         At Home Corporation

                         385 Ravendale Drive
                         Mountain View, CA 94043
                         Telecopy:  (415) 944-8500
                         Attention:  David G. Pine, Esq.

                         with copies to:

                         Fenwick & West LLP

                         Two Palo Alto Square
                         Suite 800
                         Palo Alto, CA  94306
                         Telecopy:  (415) 494-1417
                         Attention:  Gordon K. Davidson, Esq.

Any party may from time to time specify a different address for notices by like notice to the other parties. All notices and other communications given in accordance with the provisions of this Agreement shall be deemed to have been given and received (i) four (4) business days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by facsimile (with acknowledgment received and, in the case of a facsimile only, a copy of such notice is sent no later than the next business day by a reliable overnight courier service, with acknowledgment of receipt) or (iii) one (1) business day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt.

          10.7      Delays or Omissions.  No delay or omission to exercise any
                    -------------------
right, power or remedy accruing to any party upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such first party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

          10.8      Expenses.  Each of the Company and each Purchaser shall bear
                    --------
its own expenses and legal fees incurred on its behalf in connection with this Agreement and the transactions contemplated hereby.

          10.9      Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts with the same effect as if all parties hereto had signed the same document. Each counterpart shall be enforceable against the parties actually executing such counterpart, and all counterparts shall be construed together and shall constitute one instrument.

          10.10     Severability.  In the event that any provision of this
                    ------------
Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

          10.11     Obligations Several, Not Joint.  Each Purchaser shall be (i)
                    ------------------------------
obligated hereunder only with respect to the purchase of the number and kind of Purchased Shares set forth in Section 1 of this Agreement, and no Purchaser shall have any liability with respect to any other Purchaser's obligations hereunder and (ii) separately and independently entitled to rely on the representations and warranties of the other Purchasers and the Company made to such Purchaser in this Agreement and to the benefit of all covenants and agreements of the other Purchasers and the Company made with such Purchaser herein.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                              AT HOME CORPORATION

                              By: /s/ THOMAS A. JERMOLUK
                                 -------------------------------------------
                              Name:THOMAS A JERMOLUK
                              Title: PRESIDENT AND CEO

                              TCI INTERNET HOLDINGS, INC.

                              By: /s/ B. RAVENEL
                                 -------------------------------------------
                              Name:BRUCE W. RAVENEL
                              Title:PRESIDENT AND CEO

                              COMCAST PC INVESTMENTS, INC.

                              By: /s/ ARTHUR R. BLOCK
                                 -------------------------------------------
                              Name: ARTHUR R. BLOCK
                              Title: VICE PRESIDENT

                              COX TELEPORT PROVIDENCE, INC.

                              By: /s/ DAVID M. WOODROW
                                 -------------------------------------------
                              Name: DAVID M WOODROW
                              Title: PRES.

                              KLEINER, PERKINS, CAUFIELD & BYERS VII

                              By:  KPCB VII ASSOCIATES,
                               its General Partner

                              By: /s/ L. JOHN DOERR
                                 -------------------------------------------
                              Name: L. JOHN DOERR
                              Title: GENERAL PARTNER

                              KPCB INFORMATION SCIENCES ZAIBATSU FUND II

                              By:  KPCB VII ASSOCIATES,
                              its General Partner

                              By: /s/ L. JOHN DOERR
                                 -------------------------------------------
                              Name: L. JOHN DOERR
                              Title: GENERAL PARTNER

           [SIGNATURE PAGE TO STOCK PURCHASE AND EXCHANGE AGREEMENT]

                              /s/ JAMES CLARKE
                              -----------------------------------------
                              James Clark





           [SIGNATURE PAGE TO STOCK PURCHASE AND EXCHANGE AGREEMENT]

                           CERTIFICATE OF RETIREMENT
                                      OF
                           SERIES T PREFERRED STOCK
                                      OF
                              AT HOME CORPORATION

      (PURSUANT TO SECTION 243(B) OF THE DELAWARE GENERAL CORPORATION LAW)


     At Home Corporation, a Delaware corporation (the "Company"), hereby certifies:

     1. That the Board of Directors of the Company has duly adopted a resolution retiring the following shares of capital stock of the Company which are no longer outstanding:

          770,000 shares of Series T Convertible Participating Preferred Stock, par value of $0.01 per share.

     2. That the Second Amended and Restated Certificate of Incorporation ("Restated Certificate") of the Company prohibits the reissuance of the shares of Preferred Stock so retired; and pursuant to the provisions of Section 243 of the Delaware General Corporation Law, upon the effective date of filing of this certificate, the Certificate of Incorporation of the Company shall be amended so as to effect a reduction in the authorized number of shares of the Company's capital stock to the extent of 770,000 shares of Series T Preferred Stock so that the total number of authorized shares of Series T Preferred Stock is 770,000 and the total number of authorized shares of Preferred Stock is 14,522,613.

     Capitalized terms used herein and not defined herein shall have the definitions set forth in the Restated Certificate.

     IN WITNESS WHEREOF, said corporation has caused this Certificate of Retirement to be signed by its duly authorized officer this 2nd day of
                                                            ---
August, 1996.

                                    At Home Corporation

                                    By:    /s/ Thomas A. Jermoluk
                                         ---------------------------
                                         Thomas A. Jermoluk, President

                                   EXHIBIT I

                       INFORMATION CONCERNING PURCHASERS

                                                                                 JURISDICTION IN
                                                                                 WHICH PURCHASER
                                                                                 WILL ACCEPT THE
                                                             LOCATION OF        COMPANY'S OFFER TO
                                   JURISDICTION OF      PURCHASER'S PRINCIPAL   SELL THE PURCHASED       NUMBER OF SHARES
        PURCHASER                    ORGANIZATION             OFFICE                  SHARES                PURCHASED
------------------------------------------------------------------------------------------------------------------------------
Comcast PC Investments, Inc.       Delaware            Delaware                 Delaware              727,865 shares of Series AM
                                                                                                              Preferred Stock
Cox Teleport Providence, Inc.      Delaware            Georgia                  Georgia               727,865 shares of Series AX
                                                                                                              Preferred Stock
Kleiner, Perkins, Caufield &       California          California               California            179,286 shares of Series K
Byers VII                                                                                                     Preferred Stock

KPCB Information Sciences          California          California               California              4,597 shares of Series K
Zaibatsu Fund II                                                                                              Preferred Stock

James Clark                        California          California               California             50,000 shares of Series K
                                                                                                              Preferred Stock

TCI Internet Holdings, Inc.        Colorado            Colorado                 Colorado              783,000 shares of Series AT
                                                                                                              Preferred Stock for
                                                                                                              cash; and
                                                                                                      770,000 shares of Series AT
                                                                                                              Preferred Stock in
                                                                                                              the Exchange

                                   EXHIBIT J

                            PURCHASERS' AFFILIATES

                                   CABLE PARENT                                                               RELATIONSHIPS TO
         PURCHASER               (IF APPLICABLE)                  PARENT             ULTIMATE PARENT              PURCHASER
 -----------------------------------------------------------------------------------------------------------------------------------

Comcast PC Investments,       Comcast Cable               Comcast Corporation, a       Comcast               Comcast Cable and
Inc., a Delaware              Communications, Inc., a     Pennsylvania corporation                           Comcast On-Line
corporation ("COMCAST         Delaware corporation        ("COMCAST")                                        directly own 0% and
SUB")                         ("COMCAST CABLE") and                                                          100%, respectively, of
                              Comcast On-Line                                                                the voting equity
                              Communications, Inc., a                                                        securities of Comcast
                              Delaware corporation                                                           Sub.  Comcast directly
                              ("COMCAST ON-LINE")                                                            owns 100% and 100% of
                              (collectively being a                                                          the voting equity
                              single Cable Parent)                                                           securities of Comcast
                                                                                                             Cable and Comcast
                                                                                                             On-Line, respectively.

Cox Teleport Providence,     Cox Communications,          CCI                          Cox Enterprises,      CCI directly owns 100%
Inc., a  Delaware            Inc., a Delaware                                          Inc., a Delaware      of the voting equity
 corporation ("COX SUB")     corporation ("CCI")                                       corporation ("CEI")   securities of Cox Sub.
                                                                                                             CEI indirectly owns
                                                                                                             through three
                                                                                                             susbsidiaries 75.3% of
                                                                                                             the voting equity
                                                                                                             securities of CCI.

Kleiner, Perkins, Caufield   N/A                         KPCB VII Associates, a        N/A                   KPCB is the general
& Byers VII                                              California partnership                              partner of the
                                                         ("KPCB")                                            Purchaser.

KPCB Information Sciences    N/A                         KPCB                          N/A                   KPCB is the general
Zaibatsu Fund II                                                                                             partner of the
                                                                                                             Purchaser.

James Clark                  N/A                         N/A                           N/A                   N/A

TCI Internet Holdings,       TCI Internet Services,      Tele-Communications, Inc.,    TCI                   TCI Services, TCI
Inc., a Colorado             Inc., a Colorado            a Delaware corporation                              Communications and TCI
corporation (formerly        corporation ("TCI           ("TCI")                                             Investments directly
named TCI Internet           SERVICES");  TCI                                                                own 100%, 0% and 0%,
Services, Inc.) ("TCI        Communications, Inc., a                                                         respectively, of the
SUB")                        Delaware corporation                                                            voting equity
                             ("TCI COMMUNICATIONS");                                                         securities of TCI Sub.
                             and TCI Cable                                                                   TCI directly owns 100%
                             Investments, Inc., a                                                            and 100% of the voting
                             Delaware corporation                                                            equity securities of
                             ("TCI INVESTMENTS")                                                             TCI Services and TCI
                             (collectively being a                                                           Investments,
                             single Cable Parent)                                                            respectively.  TCI
                                                                                                             owns 100% of the
                                                                                                             outstanding common
                                                                                                             stock of TCI
                                                                                                             Communications, and
                                                                                                             third parties own
                                                                                                             preferred stock of TCI
                                                                                                             Communications, which
                                                                                                             preferred stock is
                                                                                                             exchangeable into
                                                                                                             stock of TCI and not
                                                                                                             of TCI Communications.